EXHIBIT 99.2

                              TERMINATION AGREEMENT

                  THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of January 19, 2005, by and among SWISS MEDICA, INC., a Delaware corporation (the "Company"), HIGHGATE HOUSE, LTD., a Delaware corporation, and MONTGOMERY EQUITY PARTNERS, LTD., a Delaware corporation (individually, a "Buyer" or collectively, the "Buyers").


                                    Recitals:

         WHEREAS, the Company and the Buyers entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"); a Convertible Debenture issued to Highgate House, Ltd., in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Highgate Debenture") and a Convertible Debenture issued to Montgomery Equity Partners, Ltd. in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "MEP Debenture") (collectively, the "Convertible Debentures"); a Security Agreement (the "Security Agreement"); an Investor Registration Rights Agreement (the "Investor Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); Irrevocable Transfer Agent Instructions (the "Irrevocable Transfer Agent Instructions"); and a Warrant issued pursuant to the Securities Purchase Agreement (the "Warrant"); all of which are dated December 23, 2004 (collectively, the Securities Purchase Agreement, Convertible Debentures issued thereto, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, Irrevocable Transfer Agent Instructions and the Warrant are referred to as the "Transaction Documents)."

         NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination. The Transaction Documents are hereby terminated, as are the respective rights and obligations contained therein, except as otherwise stated herein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents except as otherwise specified herein.

         2. Redemption. The Company shall hereby redeem the Convertible Debentures in the principal amount of Five Hundred Thousand Dollars ($500,000) in the aggregate (Two Hundred Twenty Five Thousand Dollars ($250,000) for each Buyer), in connection with the First Closing of the Securities Purchase Agreement. The redemption price shall be one hundred twenty five percent (125%) of the aggregate amount of Five Hundred Thousand Dollars ($500,000) plus accrued interest, for a total of Six Hundred Twenty Five Thousand Dollars ($625,000) (or Three Hundred Twelve Thousand Five Hundred Dollars ($312,500) to each Buyer) plus accrued interest, which shall be paid on the date hereof.

         3. Warrants. The Warrant issued to the Buyers pursuant to Section 4(i) of the Securities Purchase Agreement shall be terminated. Upon the execution of this Agreement, the Company shall issue to each Buyer a warrant to purchase two hundred fifty thousand shares (250,000) of common stock of the Company (the "New Warrant," which is attached hereto as Exhibit A and Exhibit B, respectively). The New Warrant shall be exercisable on a "cash less basis" and have an exercise price of forty cents ($0.40) per share. The New Warrant shall have "piggy-back" and demand registration rights and shall survive for two (2) years from the Closing Date.

         4. Payment of Fees. Notwithstanding the termination of the Transaction Documents, on the date hereof, the Company shall issue to the Buyers two hundred fifty thousand (250,000) shares of common stock of the Company (or one hundred twenty five thousand (125,000) shares to each Buyer) in consideration for this Agreement and the modification of the price of the Warrant issued pursuant to the Securities Purchase Agreement (the "Termination Shares"). This fee shall be deemed fully earned on the date hereof. The Termination Shares shall have "piggy-back" registration rights.

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         5.   Registration Statement. The Company shall file a registration statement with the Securities and Exchange Commission by no later than by February 15, 2005, which shall provide for the registration of the shares of common stock underlying the New Warrant and the Termination Shares, among other things.

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         IN WITNESS WHEREOF, the parties have signed and delivered this
Termination Agreement on the date first set forth above.

                                           SWISS MEDICA, INC.

                                           By: /s/ Raghunath Kilambi
                                               ---------------------
                                           Name:    Raghunath Kilambi
                                           Title:   CEO


                                           HIGHGATE HOUSE, LTD.


                                           By: /s/ Mark A. Angelo
                                               ------------------
                                           Name:    Mark A. Angelo
                                           Title:   Portfolio Manager


                                           MONTGOMERY EQUITY PARTNERS, LTD.


                                           By: /s/ Mark A. Angelo
                                               ------------------
                                           Name:    Mark A. Angelo
                                           Title:   Portfolio Manager


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                                   EXHIBIT "A"

                               WARRANT (HIGHGATE)




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                                   EXHIBIT "B"

                              WARRANT (MONTGOMERY)




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